UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

Current Report Pursuant to Section 13 or
15(d) of the Securities Exchange Act of 1934

February 8, 2023
Date of Report (Date of earliest event reported)

ATMOS ENERGY CORPORATION
(Exact Name of Registrant as Specified in its Charter)

TEXAS AND VIRGINIA	1-10042	75-1743247
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 THREE LINCOLN CENTRE, 5430 LBJ FREEWAY, DALLAS, TEXAS	75240
(Address of Principal Executive Offices)	(Zip Code)

(972) 934-9227
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock No Par Value	ATO	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

          At the company’s 2023 annual meeting of shareholders on February 8, 2023, of the total shares of common stock outstanding and entitled to vote, a total of 124,551,786 shares were represented, constituting a 88.32% quorum.  The final results for each of the matters submitted to a vote of our shareholders at the annual meeting are as follows:

Proposal No. 1:   All of the board’s nominees for director were elected by our shareholders to serve until the company’s 2024 annual meeting of shareholders or until their respective successors are elected and qualified, with the vote totals as set forth in the table below:

Nominee	For	Against	Abstain	Broker Non-Votes
John C. Ale	114,163,716	283,161	146,360	9,958,549
J. Kevin Akers	113,418,341	1,033,802	141,094	9,958,549
Kim R. Cocklin	111,251,095	3,206,859	135,283	9,958,549
Kelly H. Compton	113,413,020	1,042,346	137,871	9,958,549
Sean Donohue	109,958,255	4,480,568	154,414	9,958,549
Rafael G. Garza	109,892,091	4,557,717	143,429	9,958,549
Richard K. Gordon	96,883,371	17,565,153	144,713	9,958,549
Nancy K. Quinn	104,767,386	9,691,522	134,329	9,958,549
Richard A. Sampson	101,078,644	13,365,366	149,227	9,958,549
Diana J. Walters	113,621,477	808,602	163,158	9,958,549
Frank Yoho	103,674,482	10,773,433	145,322	9,958,549

Proposal No. 2:  The appointment of Ernst & Young LLP as the company’s independent registered public accounting firm for fiscal 2023 was ratified by our shareholders, with the vote totals as set forth in the table below:

For	Against	Abstain	Broker Non-Votes
118,194,016	6,182,327	175,443	-

Proposal No. 3:  Our shareholders approved, on an advisory (non-binding) basis, the compensation of our named executive officers for fiscal 2022, with the vote totals as set forth in the table below:

For	Against	Abstain	Broker Non-Votes
106,617,323	6,508,262	1,467,652	9,958,549

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATMOS ENERGY CORPORATION
(Registrant)

DATE: February 13, 2023	By:	/s/ KAREN E. HARTSFIELD
Karen E. Hartsfield
Senior Vice President, General Counsel and Corporate Secretary